Acquisitions	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Acquisitions
20. Acquisitions
Spinnaker Insurance Company Acquisition
On August 31, 2020, the Company acquired 100% of all issued and outstanding share capital of Spinnaker, a privately-held entity that is an Illinois domiciled property and casualty insurance carrier licensed in 50 states plus the District of Columbia in exchange for cash consideration. The acquisition has been accounted for as a business combination and allows the Company to vertically integrate an insurance carrier and enhance the Company’s control over unit economics and future carrier capacity.
There were no other components of purchase consideration other than cash payments. The following table summarizes the closing date fair value of the consideration transferred, reflecting the measurement period adjustments recorded at the acquisition date (in millions).

Fair value of Consideration Transferred
Cash paid	$95.6
Less: consideration for settlement of pre-existing liability due to Spinnaker	(5.1)

Total value of consideration transferred	$90.5

The Company recognized $0.8 million of acquisition transaction costs as general and administrative expense in the Company’s consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. The following table presents the allocation of the purchase price for Spinnaker, measured as of the acquisition date:(in millions):

	Acquisition-Date Fair Value	Estimated Useful Life of Finite-Lived Intangible Assets
Tangible assets acquired and (liabilities) assumed:
Investments:
Fixed maturities available-for-sale, at fair value	$45.7
Short term investments	5.0

Total investments	$50.7
Cash and cash equivalents	16.9
Restricted cash	2.1
Accounts receivable, net	18.3
Reinsurance recoverable on paid and unpaid losses and LAE	116.3
Ceding commissions receivable	18.7
Prepaid reinsurance premiums	131.9
Other assets	0.6
Accrued expenses and other liabilities	(6.6)
Loss and loss adjustment expense reserves	(93.3)
Unearned premiums	(132.1)
Reinsurance premium payable	(76.1)

Net tangible assets acquired	$47.4
Intangible assets acquired
Agency relationships	3.4	8 years
VOBA	0.1	2 years
State licenses	7.1	Indefinite
Goodwill	32.5

Total purchase price	$90.5
Goodwill represents the excess of the Purchase Consideration over the fair value of the net tangible and intangible assets acquired and has been allocated to the Company’s one operating segment. Goodwill is primarily attributable to expected post-acquisition synergies from integrating Spinnaker’s property and casualty insurance carrier business into the Company’s homeowner’s insurance business to improve the Company’s speed to market for new products and offers incremental revenue opportunities from Spinnaker’s existing programs. The goodwill recorded is not deductible for income tax purposes.
The results of operations of Spinnaker have been included in the Company’s consolidated statements of operations from the acquisition date. The following unaudited pro forma financial information gives effect to the acquisition of Spinnaker as if it were consummated on January 1, 2019, including pro forma adjustments related to the valuation and allocation of the purchase price, primarily amortization of acquired intangible assets; stock-based compensation expense; alignment of accounting policies; to Spinnaker’s historical financial statements; and direct transaction costs reflected in the historical financial statements. This data is presented for informational purposes only and is not intended to represent or be indicative of the results of operations that would have been reported had the acquisition occurred on the assumed date. It should not be taken as representative of future results of operations of the Company (in millions):

Year Ended December 31, 2020
Pro forma revenue	$54.1
Pro forma net loss	$(136.6)
Agency Acquisition
On December 31, 2020, the Company acquired an insurance agency aggregator for purchase consideration of $24.4 million, consisting primarily of cash and the issuance of a convertible promissory note of $12.5 million. See Note 13 for additional information of the convertible promissory note. The acquisition allows the Company to continue to expand its customer base.
Of the total purchase consideration, $11.0 million has been recorded to acquired intangible assets, $13.9 million to goodwill, and $0.5 million of net liabilities, primarily working capital. The Company incurred $0.1 million in acquisition related costs, which were recognized as general and administrative expenses in the accompanying consolidated statements of operations and comprehensive income (loss).
The intangible assets acquired primarily relate to carrier and agency relationships and have a useful life of eight years. The Company valued the intangibles using income-based approaches including the excess earnings and relief from royalty method as well as the with and without approach. The goodwill represents the future economic benefits expected to arise from other intangible assets acquired that do not qualify for separate recognition, including expected future synergies. The goodwill recognized is expected to be deductible for tax purposes.
Other Acquisition
On August 31, 2021, the Company acquired a software development and engineering consulting firm for the aggregate purchase price of $7.8 million, consisting of cash and equity. The acquisition has been accounted for as a business combination under ASC 805 and was made to further strengthen the Company’s technology and development capabilities. Of the total purchase consideration, $5.3 million has been recorded to goodwill, $0.6 million to acquired intangible assets, and $2.0 million to net working capital. The Company incurred $0.4 million in acquisition related costs which were recognized as general and administrative expenses in the accompanying condensed consolidated statements of operations and comprehensive income (loss).
Included in the arrangement is $9.2 million in equity instruments granted to certain employees that have vesting conditions contingent on certain performance milestones and are accounted for as equity-settled stock-

based compensation transactions. These will be recorded as post-combination compensation expense over a service period of up to 18 months, when the performance milestones become probable, if not forfeited by the employees.